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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 April 22, 2003
                                 --------------


                           United Parcel Service, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                    001-15451                      58-2480149
-----------------               ------------              ----------------------
 (State or other                (Commission                  (IRS Employer
   jurisdiction                 File Number)              Identification Number)
of incorporation)


            55 Glenlake Parkway, N.E.
                 Atlanta, Georgia                                   30328
    ----------------------------------------                      ----------
    (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (404) 828-6000
                                                           --------------


                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

         99.1   Press Release dated April 22, 2003.


Item 9.  Regulation FD Disclosure.

         The information contained in this Item 9 is being furnished to the Securities and Exchange Commission pursuant to Item 12 of Form 8-K, "Disclosure of Results of Operations and Financial Condition," as directed in Release No. 34-47583.

         On April 22, 2003, United Parcel Service, Inc. issued a press release containing information about the Company's results of operations for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

         The press release presented non-GAAP financial information that the company believes is useful because it allows investors to perform meaningful comparisons of the company's results for 2002 and 2003.

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Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              UNITED PARCEL SERVICE, INC.



Date:  April 24, 2003                         By: /s/ D. Scott Davis
                                                 -------------------------------
                                                 Name:  D. Scott Davis
                                                 Title: Senior Vice President,
                                                        Chief Financial Officer
                                                        and Treasurer



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                                  EXHIBIT INDEX


99.1              Press Release dated April 22, 2003.